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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                              November 25, 1996
                      ---------------------------------
                      (Date of earliest event reported)

                           THE ALLSTATE CORPORATION

                             Allstate Financing I
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

  Delaware                1-11840                36-3871531
  Delaware                1-14484                Applied For
--------------     ---------------------      ------------------
(State of          (Commission File No.)      (IRS Employer
Incorporation)                                Identification No.)

                    2775 Sanders Road, Northbrook, IL 60062
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (847) 402-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     On August 27, 1996, The Allstate Corporation (the "Company") and Allstate Financing I, Allstate Financing II, Allstate Financing III and Allstate Financing IV filed a Registration Statement on Form S-3 (No. 333-10857). Such Registration Statement was declared effective by the Commission on October 1, 1996.

     On November 25, 1996, Allstate Financing I issued 20,000,000 7.95% Cumulative Quarterly Preferred Securities, Series A, guaranteed to the extent provided in the Registration Statement by the Company.

     On November 27, 1996, Allstate Financing I issued 2,000,000 7.95% Cumulative Quarterly Preferred Securities, Series A, guaranteed to the extent provided in the Registration Statement by the Company. The sole assets of Allstate Financing I are $567,010,325 of 7.95% Junior Subordinated Deferrable Interest Debentures, Series A, of the Company.

     This form 8-K includes as exhibits conformed copies of the definitive Indenture, Amended and Restated Declaration of Trust of Allstate Financing I, First Supplemental Indenture, Preferred Securities Guarantee, form of the Company's 7.95% Junior Subordinated Debenture, form of Allstate Financing I's Preferred Security and form of Underwriting Agreement. These exhibits are being filed herewith for purposes of incorporation by reference, pursuant to Rule 12b-32(c) under the Security Act of 1934, in the Registration Statement.

(c) Exhibits.

Exhibit Number by
Reference to Item                         Description
601 of Regulation
8-K

4.1                                      Indenture dated as of November
                                         25, 1996 between the Company and State
                                         Street Bank and Trust Company, as
                                         trustee.

4.2                                      Amended and Restated Declaration
                                         of Trust dated as of November 25,
                                         1996 among Joseph T. Kane
                                         and Jennifer M Hager, as Regular
                                         Trustees, Delaware Trust Capital
                                         Management, Inc., as Delaware Trustee,
                                         State Street Bank and Trust Company,
                                         as Property Trustee and the Company.
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4.3                                      First Supplemental Indenture
                                         dated as of November 25, 1996 between
                                         the Company and State Street Bank and
                                         Trust Company, as Trustee.

4.4                                      Preferred Security Guarantee
                                         dated as of November 25, 1996 between
                                         the Company and State Street Bank and
                                         Trust Company, as Preferred Guarantee
                                         Trustee.


4.5                                      Form of 7.95% Junior
                                         Subordinated Deferable Interest
                                         Debenture (included as an exhibit
                                         in Exhibit 4.3 above).

4.6                                      Form of Preferred Security (included
                                         as an exhibit in Exhibit 4.2 above).

4.7                                      Form of Underwriting Agreement
                                         (included as an exhibit in Exhibit
                                         4.2 above).

8.1                                      Opinion of Skadden, Arps,
                                         Slate, Meagher & Flom (Illinois), as
                                         to certain United States tax matters.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Allstate Corporation and Allstate Financing I have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE ALLSTATE CORPORATION


                                     By: /s/ James P. Zils
                                         Name: James P. Zils
                                         Title: Treasurer


                                     ALLSTATE FINANCING I

                                     By: /s/Joseph T. Kane
                                          Name: Joseph T. Kane,
                                                 as Regular Trustee

                                     December 6, 1996



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                                 EXHIBIT INDEX



Exhibit Number                           Description
--------------                           -----------
4.1                                      Indenture dated as of November
                                         25, 1996 between the Company and State
                                         Street Bank and Trust Company, as
                                         trustee.

4.2 Amended and Restated Declaration of Trust dated as of November 25, 1996 among Joseph T. Kane and Jennifer M Hager, as Regular Trustees, Delaware Trust Capital Management, Inc., as Delaware Trustee, State Street Bank and Trust Company, as Property Trustee and the Company.

4.3                                      First Supplemental Indenture
                                         dated as of November 25, 1996 between
                                         the Company and State Street Bank and
                                         Trust Company, as Trustee.


4.4                                      Preferred Security Guarantee
                                         dated as of November 25, 1996 between
                                         the Company and State Street Bank and
                                         Trust Company, as Preferred Guarantee
                                         Trustee.


4.5                                      Form of 7.95% Junior
                                         Subordinated Deferable Interest
                                         Debenture (included as an exhibit in
                                         Exhibit 4.3 above).

4.6                                      Form of





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                                         Preferred Security (included as an
                                         exhibit in Exhibit 4.2 above).

4.7                                      Form of Underwriting Agreement
                                         (included as an exhibit in Exhibit
                                         4.2 above).

8.1                                      Opinion of Skadden, Arps,
                                         Slate, Meagher & Flom (Illinois), as
                                         to certain United States tax matters.



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